Exhibit 99.1

For Release: 1:45 p.m. ET

April 1, 2009

GM Reports 156,380 Deliveries in March

•	“GM Total Confidence” brings peace of mind in uncertain times with Payment Protection and Vehicle Value Protection

•	GM total sales up 23 percent compared with February as spring selling season begins

•	GM’s award-winning crossovers drive March sales as Chevrolet Traverse sales of more than 6,500 vehicles helps push GM mid-utility crossover segment sales up 10 percent compared with last March

•	Pontiac G8 sales nearly triple compared with a year ago

DETROIT – General Motors dealers in the United States delivered 156,380 vehicles in March, down 45 percent compared with a year ago. However, comparing March sales with February, 7 of 8 GM brands saw total sales increases with total volume up 23 percent, or more than 29,000 cars, crossovers and trucks. GM’s car sales compared with February were up more than 15,000 vehicles (28 percent), truck sales were up nearly 11,000 vehicles (23 percent), and crossover sales increased more than 3,000 vehicles (12 percent) .

“Sales for GM and the industry showed signs of life at the end of the month compared with January and February. In April, we’re stepping up to the plate to get a rally underway with ‘GM Total Confidence,’ our unprecedented customer protection package,” said Mark LaNeve, vice president, GM North America Vehicle Sales, Service and Marketing. “We are encouraged by actions taken by the Federal government to stabilize the industry and stimulate demand. As we continue the reinvention of General Motors, our brands are adding even more world-class, fuel-efficient cars and crossovers to their portfolios. We will also continue to add even more fuel economy technology to our trucks.”

When compared with March a year ago, GM total car sales of 68,877 were off 41 percent and total truck sales (including crossovers) of 87,503 were down 47 percent.

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Compared with February, total Chevrolet sales were up 25 percent. Specifically, cars were up 28 percent, trucks were up 25 percent and crossovers increased 19 percent. Chevrolet Silverado and GMC Sierra pickups gained strength in March, when compared with February, with retail sales up 17 and 27 percent, respectfully. Chevrolet’s crossover portfolio of HHR, Equinox and Traverse combined for 14,844 total sales in March, a 19 percent increase compared with February. In addition, Malibu has increased retail sales for the first three months this year, with sales up 7 percent compared with the same period a year ago.

“We had a strong close at the end of the month as customers responded to strong incentives, President Obama’s positive statements about GM, and the government backing domestic warranties,” LaNeve added. “Customers told us they wanted a manufacturer to look out for them, and that’s exactly what the ‘GM Total Confidence’ program does.”

A total of 1,612 GM hybrid vehicles were delivered in the month, illustrating the wide range of hybrid product offerings available. GM offers the Chevrolet Malibu, Tahoe and Silverado, GMC Yukon and Sierra, Cadillac Escalade, Saturn Aura and Vue hybrids. So far, in 2009, GM has delivered 3,622 hybrid vehicles.

GM inventories dropped compared with a year ago. At the end of March, only about 765,000 vehicles were in stock, down about 108,000 vehicles (or 12 percent) compared with last year. There were about 332,000 cars and 433,000 trucks (including crossovers) in inventory at the end of March. Inventories were reduced about 15,000 vehicles compared with February.

Certified Used Vehicles

The challenging economic environment had an effect on March 2009 year-over-year GM certified total sales. GM Certified Used Vehicles, Saturn Certified Pre-Owned Vehicles, Cadillac Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles, and HUMMER Certified Pre-Owned Vehicles, combined sold 32,788 vehicles.

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GM Certified Used Vehicles, the industry’s top-selling certified brand, posted March sales of 28,000 vehicles, down 27 percent from March 2008. Saturn Certified Pre-Owned Vehicles sold 974 vehicles, down 6 percent. Cadillac Certified Pre-Owned Vehicles sold 3,143 vehicles, down 5 percent. Saab Certified Pre-Owned Vehicles sold 436 vehicles, down 16 percent. However, one brand showed strong results for the month — HUMMER Certified Pre-Owned Vehicles sold 235 vehicles, up 44 percent.

“Although March sales were down, we’re confident more shoppers will seek the quality and value that GM certification offers,” said LaNeve. “In uncertain times, Certified Used Vehicles offer consumers the peace of mind that comes with factory backed warranties, such as the 12-month/12,000 mile bumper-to-bumper warranty, reinforcing the durability and reliability of our vehicles.”

GM North America reports March 2009 production; Q1 2009 production reported at 372,000 vehicles; Q2 2009 production forecast remains at 550,000 vehicles

In March, GM North America produced 170,000 vehicles (73,000 cars and 97,000 trucks). This is down 67,000 vehicles or 28 percent compared with March 2008 when the region produced 237,000 vehicles (124,000 cars and 113,000 trucks). (Production totals include joint venture production of 8,000 vehicles in March 2009 and 20,000 vehicles in March 2008.)

The region’s 2009 first-quarter production was 372,000 vehicles (116,000 cars and 256,000 trucks), which is down about 58 percent compared with a year ago. GM North America built 885,000 vehicles (360,000 cars and 525,000 trucks) in the first-quarter of 2008.

The region’s 2009 second-quarter production forecast remains at 550,000 vehicles (195,000 cars and 355,000 trucks), which is down about 34 percent compared with a year ago. GM North America built 834,000 vehicles (382,000 cars and 452,000 trucks) in the second-quarter of 2008.

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General Motors Corp. (NYSE: GM), one of the world’s largest automakers, was founded in 1908, and today manufactures cars and trucks in 34 countries. With its global headquarters in Detroit, GM employs 244,500 people in every major region of the world, and sells and services vehicles in some 140 countries. In 2008, GM sold 8.35 million cars and trucks globally under the following brands: Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, Hummer, Opel, Pontiac, Saab, Saturn, Vauxhall and Wuling. GM’s largest national market is the United States, followed by China, Brazil, the United Kingdom, Canada, Russia and Germany. GM’s OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com/us/gm/en by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like “expect,” “anticipate,” “estimate,” “forecast,” “objective,” “plan,” “goal” and similar expressions to identify forward-looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: our ability to comply with the requirements of our credit agreement with the U.S. Department of Treasury; the availability of funding for future loans under that credit agreement; our ability to execute the restructuring plans that we have disclosed, our ability to maintain adequate liquidity and financing sources and an appropriate level of debt; and changes in general economic conditions, market acceptance of our products; shortages of and price increases for fuel; significant changes in the competitive environment and the effect of competition on our markets, including on our pricing policies. GM’s most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.

# # #

Contact:

John McDonald

GM Corporate News

313-667-3714 (office)

313-418-2139 (mobile)

john.m.mcdonald@gm.com

General Motors dealers in the United States reported the following deliveries:

*S/D Curr: 25	March				(Calendar Year-to-Date) January - March
*S/D Prev: 26	2009	2008	% Chg Volume	%Chg per S/D	2009	2008	%Chg Volume
Vehicle Total	156,380	282,732	-44.7	-42.5	412,903	805,720	-48.8
Car Total	68,877	117,378	-41.3	-39.0	166,633	329,344	-49.4
Light Truck Total	86,457	163,335	-47.1	-45.0	243,069	471,032	-48.4
Light Vehicle Total	155,334	280,713	-44.7	-42.5	409,702	800,376	-48.8
Truck Total	87,503	165,354	-47.1	-45.0	246,270	476,376	-48.3

GM Vehicle Deliveries by Marketing Division

	2009	2008	%Chg Volume	%Chg per S/D	2009	2008	%Chg Volume
Buick Total	7,369	12,317	-40.2	-37.8	20,534	37,834	-45.7
Cadillac Total	8,209	17,453	-53.0	-51.1	23,746	46,665	-49.1
Chevrolet Total	94,704	164,564	-42.5	-40.1	247,445	480,278	-48.5
GMC Total	19,086	38,422	-50.3	-48.3	54,410	103,929	-47.6
HUMMER Total	831	3,451	-75.9	-75.0	3,106	9,863	-68.5
Pontiac Total	17,583	25,417	-30.8	-28.1	40,887	72,377	-43.5
Saab Total	1,265	2,962	-57.3	-55.6	2,932	6,468	-54.7
Saturn Total	7,333	18,146	-59.6	-58.0	19,843	48,306	-58.9

GM Vehicle Total	156,380	282,732	-44.7	-42.5	412,903	805,720	-48.8

GM Car Deliveries by Marketing Division

	2009	2008	%Chg Volume	%Chg per S/D	2009	2008	%Chg Volume
Buick Total	4,172	7,779	-46.4	-44.2	11,245	25,815	-56.4
Cadillac Total	5,728	11,030	-48.1	-46.0	15,645	30,883	-49.3
Chevrolet Total	38,818	64,334	-39.7	-37.2	93,052	181,441	-48.7
Pontiac Total	16,450	23,616	-30.3	-27.6	37,127	65,845	-43.6
Saab Total	852	2,449	-65.2	-63.8	1,958	5,110	-61.7
Saturn Total	2,857	8,170	-65.0	-63.6	7,606	20,250	-62.4

GM Car Total	68,877	117,378	-41.3	-39.0	166,633	329,344	-49.4

GM Light Truck Deliveries by Marketing Division

	2009	2008	%Chg Volume	%Chg per S/D	2009	2008	%Chg Volume
Buick Total	3,197	4,538	-29.6	-26.7	9,289	12,019	-22.7
Cadillac Total	2,481	6,423	-61.4	-59.8	8,101	15,782	-48.7
Chevrolet Total	55,363	99,157	-44.2	-41.9	152,798	296,020	-48.4
GMC Total	18,563	37,476	-50.5	-48.5	52,804	101,402	-47.9
HUMMER Total	831	3,451	-75.9	-75.0	3,106	9,863	-68.5
Pontiac Total	1,133	1,801	-37.1	-34.6	3,760	6,532	-42.4
Saab Total	413	513	-19.5	-16.3	974	1,358	-28.3
Saturn Total	4,476	9,976	-55.1	-53.3	12,237	28,056	-56.4

GM Light Truck Total	86,457	163,335	-47.1	-45.0	243,069	471,032	-48.4

*	Twenty-five selling days (S/D) for the March period this year and twenty-six for last year.

Effective Aug ‘07, GM only includes GMC & Chevrolet dealer deliveries of commercial vehicles distributed by American Isuzu Motors, Inc.

Global Market and Industry Analysis - Sales Reporting and Data Management	Page 1 of 4

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GM Car Deliveries - (United States)

March 2009

	March				(Calendar Year-to-Date) January - March
	2009	2008	% Chg Volume	%Chg per S/D	2009	2008	%Chg Volume
Selling Days (S/D)	25	26			25	26

LaCrosse	1,800	3,080	-41.6	-39.2	4,825	11,435	-57.8
Lucerne	2,372	4,699	-49.5	-47.5	6,420	14,380	-55.4

Buick Total	4,172	7,779	-46.4	-44.2	11,245	25,815	-56.4
CTS	3,899	6,045	-35.5	-32.9	10,576	16,697	-36.7
DTS	1,161	3,370	-65.5	-64.2	3,505	9,218	-62.0
STS	576	1,486	-61.2	-59.7	1,346	4,581	-70.6
XLR	92	129	-28.7	-25.8	218	387	-43.7

Cadillac Total	5,728	11,030	-48.1	-46.0	15,645	30,883	-49.3
Aveo	2,285	3,693	-38.1	-35.7	5,444	12,307	-55.8
Cobalt	7,930	13,756	-42.4	-40.0	21,438	48,024	-55.4
Corvette	1,183	2,692	-56.1	-54.3	3,052	6,778	-55.0
Impala	12,648	29,010	-56.4	-54.7	27,515	71,750	-61.7
Malibu	14,772	15,082	-2.1	1.9	35,600	42,083	-15.4
Monte Carlo	0	100	***.*	***.*	3	496	-99.4
SSR	0	1	***.*	***.*	0	3	***.*

Chevrolet Total	38,818	64,334	-39.7	-37.2	93,052	181,441	-48.7
G3 Wave	141	0	***.*	***.*	221	0	***.*
G5	532	1,546	-65.6	-64.2	2,013	5,379	-62.6
G6	9,917	15,108	-34.4	-31.7	20,511	45,951	-55.4
G8	2,939	777	278.2	293.4	6,975	777	797.7
GTO	0	3	***.*	***.*	0	14	***.*
Grand Prix	30	1,073	-97.2	-97.1	165	3,350	-95.1
Solstice	317	1,216	-73.9	-72.9	869	2,791	-68.9
Vibe	2,574	3,893	-33.9	-31.2	6,373	7,583	-16.0

Pontiac Total	16,450	23,616	-30.3	-27.6	37,127	65,845	-43.6
9-2X	0	0	***.*	***.*	0	1	***.*
9-3	689	2,133	-67.7	-66.4	1,626	4,371	-62.8
9-5	163	316	-48.4	-46.4	332	738	-55.0

Saab Total	852	2,449	-65.2	-63.8	1,958	5,110	-61.7
Astra	616	720	-14.4	-11.0	2,146	1,477	45.3
Aura	2,001	6,241	-67.9	-66.7	4,847	16,382	-70.4
ION	0	32	***.*	***.*	1	251	-99.6
Sky	240	1,177	-79.6	-78.8	612	2,140	-71.4

Saturn Total	2,857	8,170	-65.0	-63.6	7,606	20,250	-62.4

GM Car Total	68,877	117,378	-41.3	-39.0	166,633	329,344	-49.4

Global Market and Industry Analysis - Sales Reporting and Data Management	Page 2 of 4

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GM Truck Deliveries - (United States)

March 2009

	March				(Calendar Year-to-Date) January - March
	2009	2008	% Chg Volume	%Chg per S/D	2009	2008	%Chg Volume
Selling Days (S/D)	25	26			25	26

Enclave	3,193	4,460	-28.4	-25.5	9,271	11,712	-20.8
Rainier	0	14	***.*	***.*	3	74	-95.9
Rendezvous	1	1	0.0	4.0	1	9	-88.9
Terraza	3	63	-95.2	-95.0	14	224	-93.8

Buick Total	3,197	4,538	-29.6	-26.7	9,289	12,019	-22.7
Escalade	1,116	2,805	-60.2	-58.6	3,707	6,667	-44.4
Escalade ESV	510	1,309	-61.0	-59.5	1,598	3,148	-49.2
Escalade EXT	226	551	-59.0	-57.3	727	1,294	-43.8
SRX	629	1,758	-64.2	-62.8	2,069	4,673	-55.7

Cadillac Total	2,481	6,423	-61.4	-59.8	8,101	15,782	-48.7
Chevy C/T Series	2	19	-89.5	-89.1	9	44	-79.5
Chevy W Series	74	168	-56.0	-54.2	217	435	-50.1
Colorado	2,617	5,126	-48.9	-46.9	7,713	15,750	-51.0
Equinox	4,361	6,450	-32.4	-29.7	13,226	22,989	-42.5
Express Cutaway/G Cut	1,007	1,112	-9.4	-5.8	2,405	3,746	-35.8
Express Panel/G Van	2,495	5,838	-57.3	-55.6	6,077	15,942	-61.9
Express/G Sportvan	1,180	1,214	-2.8	1.1	1,836	3,817	-51.9
HHR	3,974	7,260	-45.3	-43.1	8,231	22,615	-63.6
Kodiak 4/5 Series	319	781	-59.2	-57.5	1,050	1,981	-47.0
Kodiak 6/7/8 Series	128	105	21.9	26.8	319	357	-10.6
Suburban (Chevy)	2,119	5,278	-59.9	-58.2	5,708	13,594	-58.0
Tahoe	5,294	9,772	-45.8	-43.7	13,633	25,709	-47.0
TrailBlazer	1,083	5,253	-79.4	-78.6	4,584	23,850	-80.8
Traverse	6,509	0	***.*	***.*	18,141	0	***.*
Uplander	319	5,791	-94.5	-94.3	763	15,360	-95.0
Avalanche	897	3,502	-74.4	-73.4	3,198	9,869	-67.6
Silverado-C/K Pickup	23,508	42,561	-44.8	-42.6	67,283	122,779	-45.2

Chevrolet Fullsize Pickups	24,405	46,063	-47.0	-44.9	70,481	132,648	-46.9

Chevrolet Total	55,886	100,230	-44.2	-42.0	154,393	298,837	-48.3
Acadia	4,997	7,424	-32.7	-30.0	12,988	20,675	-37.2
Canyon	594	1,303	-54.4	-52.6	2,325	4,107	-43.4
Envoy	565	2,305	-75.5	-74.5	2,052	8,476	-75.8
GMC C/T Series	49	42	16.7	21.3	110	109	0.9
GMC W Series	167	252	-33.7	-31.1	399	732	-45.5
Savana Panel/G Classic	481	1,014	-52.6	-50.7	1,252	2,608	-52.0
Savana Special/G Cut	676	2,701	-75.0	-74.0	1,738	3,689	-52.9
Savana/Rally	60	193	-68.9	-67.7	234	421	-44.4
Sierra	8,088	15,919	-49.2	-47.2	22,508	44,207	-49.1
Terrain	0	0	***.*	***.*	2	0	***.*
Topkick 4/5 Series	185	297	-37.7	-35.2	611	885	-31.0
Topkick 6/7/8 Series	122	355	-65.6	-64.3	486	801	-39.3
Yukon	1,989	3,943	-49.6	-47.5	6,078	10,297	-41.0
Yukon XL	1,113	2,674	-58.4	-56.7	3,627	6,922	-47.6

GMC Total	19,086	38,422	-50.3	-48.3	54,410	103,929	-47.6

Global Market and Industry Analysis - Sales Reporting and Data Management	Page 3 of 4

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GM Truck Deliveries - (United States)

March 2009

	March				(Calendar Year-to-Date) January - March
	2009	2008	% Chg Volume	%Chg per S/D	2009	2008	%Chg Volume
Selling Days (S/D)	25	26			25	26

HUMMER H1	0	4	***.*	***.*	0	10	***.*
HUMMER H2	157	890	-82.4	-81.7	510	2,388	-78.6
HUMMER H3	488	2,557	-80.9	-80.2	1,950	7,465	-73.9
HUMMER H3T	186	0	***.*	***.*	646	0	***.*

HUMMER Total	831	3,451	-75.9	-75.0	3,106	9,863	-68.5
Montana SV6	0	2	***.*	***.*	0	22	***.*
Torrent	1,133	1,799	-37.0	-34.5	3,760	6,510	-42.2

Pontiac Total	1,133	1,801	-37.1	-34.6	3,760	6,532	-42.4
9-7X	413	513	-19.5	-16.3	974	1,358	-28.3

Saab Total	413	513	-19.5	-16.3	974	1,358	-28.3
Outlook	988	2,428	-59.3	-57.7	2,948	6,550	-55.0
Relay	0	19	***.*	***.*	1	100	-99.0
VUE	3,488	7,529	-53.7	-51.8	9,288	21,406	-56.6

Saturn Total	4,476	9,976	-55.1	-53.3	12,237	28,056	-56.4

GM Truck Total	87,503	165,354	-47.1	-45.0	246,270	476,376	-48.3

Global Market and Industry Analysis - Sales Reporting and Data Management	Page 4 of 4

GM Production Schedule - 04/01/09

								Memo: Joint Venture
	GMNA						Total	GMNA [1]		International [5]
Units 000s	Car [1]	Truck [1]	Total	GME [2]	GMLAAM [3]	GMAP [4]	Worldwide	Car	Truck
2009 Q1 # *	116	256	372	266	181	501	1,320	11	8	356
O/(U) prior forecast	(2)	(6)	(8)	6	0	17	15	(1)	(1)	16

2009 Q2 # *	195	355	550	322	187	454	1,513	12	16	309
O/(U) prior forecast	0	0	0	0	0	(8)	(8)	0	0	0

	GMNA						Total	GMNA [1]		International [5]
Units 000s	Car	Truck	Total	GME	GMLAAM	GMAP	Worldwide	Car	Truck
2002
1st Qtr.	600	753	1,353	456	131	65	2,005	11	11	NA
2nd Qtr.	688	865	1,553	453	141	74	2,221	15	17	NA
3rd Qtr.	568	740	1,308	408	132	87	1,935	19	20	NA
4th Qtr.	602	824	1,426	453	157	81	2,117	14	25	NA

CY	2,458	3,182	5,640	1,770	561	307	8,278	59	73	NA

2003
1st Qtr.	591	860	1,451	491	127	77	2,146	19	24	NA
2nd Qtr.	543	837	1,380	488	128	90	2,086	19	24	NA
3rd Qtr.	492	753	1,245	393	135	120	1,893	20	17	NA
4th Qtr.	558	827	1,385	446	157	133	2,121	16	20	NA

CY	2,184	3,277	5,461	1,818	547	420	8,246	74	85	NA

2004
1st Qtr.	525	820	1,345	473	159	296	2,273	19	19	247
2nd Qtr.	543	846	1,389	503	172	337	2,401	18	48	284
3rd Qtr.	463	746	1,209	411	185	314	2,119	16	43	261
4th Qtr.	466	811	1,277	442	200	386	2,305	17	47	324

CY	1,997	3,223	5,220	1,829	716	1,333	9,098	70	158	1,116

2005
1st Qtr.	470	712	1,182	502	185	335	2,204	16	51	286
2nd Qtr.	458	789	1,247	501	195	398	2,341	17	49	337
3rd Qtr.	423	723	1,146	412	207	409	2,174	15	50	199
4th Qtr.	483	798	1,281	443	188	420	2,332	14	68	197

CY	1,834	3,022	4,856	1,858	775	1,562	9,051	62	218	1,019

2006
1st Qtr.	496	759	1,255	494	194	472	2,415	18	50	246
2nd Qtr.	462	775	1,237	495	206	482	2,420	17	58	258
3rd Qtr.	417	633	1,050	374	215	433	2,072	12	48	202
4th Qtr.	446	661	1,107	443	215	509	2,274	11	43	260

CY	1,821	2,828	4,649	1,806	830	1,896	9,181	58	199	966

2007
1st Qtr.	399	664	1,063	511	222	544	2,340	15	35	287
2nd Qtr.	402	740	1,142	464	233	571	2,410	12	42	264
3rd Qtr.	367	653	1,020	396	251	489	2,156	11	39	252
4th Qtr.	358	684	1,042	457	253	627	2,380	11	45	323

CY	1,526	2,741	4,267	1,828	960	2,231	9,286	49	161	1,126

2008
1st Qtr.	360	525	885	493	243	612	2,233	12	42	336
2nd Qtr.	382	452	834	495	276	619	2,224	20	36	320
3rd Qtr.	436	479	915	348	276	500	2,039	21	29	265
4th Qtr.	365	450	815	214	166	453	1,648	17	12	261

CY	1,543	1,906	3,449	1,550	961	2,184	8,144	70	119	1,182

2009
1st Qtr. #	116	256	372	266	181	501	1,320	11	8	356
2nd Qtr. #	195	355	550	322	187	454	1,513	12	16	309

*	Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
#	Denotes estimate

All Numbers may vary due to rounding

[1]	GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
[2]	GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004
[3]	GMLAAM includes GM Egypt joint venture from 2001 through current calendar year
[4]	GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.
[5]	International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.